UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The White House,

20 Genesis Close, George Town

Grand Cayman, Cayman Islands KY1 1208

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 424-253-0908

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 12, 2023, Finnovate Acquisition Corp. (the “Company”) received a deficiency notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Nasdaq’s continuing listing standards (the “Listing Rules”) as set forth in in Listing Rule 5250(c)(1) given the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2023. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has 60 calendar days, or until December 5, 2023 to submit a plan to regain compliance with the Nasdaq Listing Rules.

If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until February 19, 2024, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that, should Nasdaq accept the Company’s plan, the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearing Panel under Nasdaq Listing Rule 5815(a). If the Company fails to regain compliance with Nasdaq’s Listing Rules (including, to the extent granted by Nasdaq, any applicable extensions of time), the securities of the Company will be subject to delisting on the Nasdaq Stock Market. The Company is working diligently to finalize and file the Form 10-Q as soon as practicable.

On September 18, 2023, the Company issued a press release announcing its receipt of the deficiency letter from the Staff of Nasdaq (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
99.1	Press Release, dated September 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: September 18, 2023	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer